UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 —————
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

CHINA GREEN AGRICULTURE, INC.
—————————————
(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
                    People’s Republic of China 710065
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On Wednesday, March 2, 2011, China Green Agriculture, Inc. issued a press release announcing its ten-year corporate growth plan. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying exhibit are being furnished pursuant to “Item 7.01.  Regulation FD Disclosure.”  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of the registrant’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release announcing the 2011-2020 Corporate Growth Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  March 2, 2011

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer